UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2006

SI International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12012 Sunset Hills Road 8th Floor Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 21, 2006, SI International, Inc. (the “Company”) issued a press release announcing financial results for its fourth quarter and full fiscal year ended December 31, 2005, as well as reissuing its earnings guidance for the first quarter and full year of fiscal 2006. Such press release is incorporated by reference from Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission; provided, however that the Company’s Consolidated statements of operations, balance sheets, statements of cash flows included on pages 5, 7 and 8 of Exhibit 99.1 shall be deemed filed with the Commission.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated February 21, 2006

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange. The actual results of the Company may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties. These include the following risks and uncertainties that relate specifically to the Zen Technology acquisition: (i) the risk that the Zen Technology acquisition will not be consummated, including as a result of the failure of any of the conditions precedent set forth in the acquisition agreement; (ii) the ability to obtain government approvals required for closing the Zen Technology acquisition; (iii) the risk that the Zen Technology businesses will not be integrated successfully into the Company; (iv) the risk that the expected benefits of the acquisition may not be realized, including the realization of accretive effects from the acquisition, the strengthening of relationships with key clients, and cross-selling opportunities; and (v) the Company’s increased indebtedness after the acquisition. Other risks and uncertainties that may affect the actual results include: differences between authorized amounts and amounts received by the Company under government contracts; failure of government customers or prime contractors to exercise options under contracts; changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; the Company’s ability to attract and retain qualified personnel; and the important factors discussed in the Risk Factors section of the annual report on Form 10-K filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

		By:	/s/ JAMES E. DANIEL
JAMES E. DANIEL
VICE PRESIDENT AND
GENERAL COUNSEL

Dated:	February 24, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release dated February 21, 2006